Neuberger Berman Alternative and Multi-Asset Class Funds®  (“Alternative Funds”)

Supplement to the Statement of Additional Information (“SAI”) of Neuberger Berman Absolute Return Multi-Manager Fund, dated February 28, 2022, as amended and restated June 9, 2022 (as may be further amended and supplemented)

Effective immediately, the following paragraph is hereby added as a new subsection to the section of Neuberger Berman Absolute Return Multi-Manager Fund’s SAI entitled “Investment Information – Additional Investment Information”:

Catastrophe Bonds.  Catastrophe Bonds (“CAT Bonds”) are a form of insurance-linked securities that are sold in the capital markets.  CAT Bonds are a way for insurers, reinsurers, corporations and government entities that have risks associated with natural catastrophe events and disasters to transfer those risks to the capital market in securities format.  They are often structured as floating rate bonds whose principal is lost if specified trigger conditions are met.  If the triggered conditions are met, the principal is paid to the sponsor and the purchaser of the CAT Bond may lose all or a portion of the principal.  If the triggered conditions are not met, the purchaser of the CAT Bond will receive its principal plus interest.  CAT Bonds are generally exposed to what are believed to be relatively low probability, large-scale natural catastrophe events in the United States, Japan, Europe and elsewhere.  CAT Bonds may also be structured as derivatives that are triggered by amounts actually lost by the protected counterparty, modeled losses (determined pursuant to predetermined algorithms or models), losses incurred by a specified industry, one or more event parameters or combinations of the foregoing.  Certain CAT Bonds may cover the risk that multiple loss events will occur.

To issue a CAT Bond, the sponsor creates a special purpose vehicle that issues individual notes to capital markets investors. The special purpose vehicle provides protection to the sponsor against the risk of specified natural or non-natural catastrophes or events.  More specifically, the obligation of the special purpose vehicle to repay principal is contingent on the occurrence or non-occurrence of whatever catastrophic event or events are specified.  In the event that the specific natural catastrophe mentioned in the CAT Bond occurs, the bond is ‘‘triggered’’ and all or a portion of the original principal can be used to pay the approved claims from the trigger event.  CAT Bonds may provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  An investment in CAT Bonds may be subject to counterparty party risk, adverse regulatory and jurisdictional interpretations, adverse tax consequences, liquidity risk and foreign currency risk.  In addition, an investment in CAT Bonds is subject to the following additional risks:

• Limited Resources of Issuers. The issuers of CAT Bonds often are thinly capitalized, special purpose entities that do not have ready access to additional capital.  In the event of unanticipated expenses or liabilities, such entities may not have the resources available to pay such expenses or liabilities or the required interest and/or principal on their issued securities.

• Investments of Issuers. The ability of issuers of CAT Bonds to provide the expected investment returns on their issued securities is based in part on such entities’ investments, which may be subject to credit default risk, interest rate risk and other risks.

• Regulation. Entities that issue CAT Bonds may be subject to substantial regulation of their insurance and other activities. Such regulation can lead to unanticipated expenses that may result in such an entity being unable to satisfy its obligations, including those related to its issued securities.  Conversely, because such entities often are domiciled in non-U.S. jurisdictions, such entities may not be subject to the same degree of regulatory oversight to which investors may be accustomed to seeing in issuers and insurance companies  in the U.S.  Similarly, because such entities often are subject only to the laws of non-U.S. jurisdictions, it could be difficult for an investor in such an entity to make a claim or enforce a judgment against the entity or its directors or officers.

• Subordination; No Recourse. CAT Bonds often are subordinated to other obligations of the issuer, such as those obligations to a ceding insurer.  Consequently, if such an entity incurs unexpected expenses or liabilities in connection with its activities, the entity may be unable to pay the required interest and/or principal on its issued securities.  In particular, CAT Bonds are issued without recourse.  As a result, if an issuer of a CAT Bond defaulted on its obligations under the CAT Bond, an investor would have no recourse to recover any amount of the principal invested to purchase the CAT Bond.

• Lower or No Ratings. CAT Bonds may receive low ratings or be unrated by rating agencies.  Consequently, such securities may be relatively illiquid and subject to adverse publicity and investor perceptions, any of which may act to depress prices.

The date of this supplement is October 4, 2022.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com